UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 29, 2002

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28440	68-0328265

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 Alton Parkway, Suite 122, Irvine, CA		92618

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 457-9546

Radiance Medical Systems, Inc.

(former name or former address, if changed since last report.)

Item 2. — Acquisition or Disposition of Assets
Item 5. — Other Events
Item 7. — Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 20.1
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2. — Acquisition or Disposition of Assets

     On May 29, 2002, Radiance Medical Systems, Inc., a Delaware corporation (now named Endologix, Inc.) (the “Registrant”), acquired Endologix, Inc., a Delaware corporation (“Endologix”), pursuant to an Agreement and Plan of Merger, dated as of February 8, 2002, by and among the Registrant, RMS Acquisition Corp., a wholly-owned subsidiary of the Registrant (the “Merger Subsidiary”), and Endologix. The acquisition was effected by the merger (the “Merger”) of the Merger Subsidiary with and into Endologix, with Endologix surviving the Merger. On May 31, 2002, Endologix subsequently merged with and into RMS/Sideways Merger Corp., a Delaware corporation and another wholly-owned subsidiary of the Registrant (“Merger Sub”), with the Merger Sub surviving the second merger. As described in Item 5 below, the Registrant changed its name to Endologix, Inc., in connection with the Merger. Both the Merger and the name change were approved by the Registrant’s stockholders at a special meeting of the stockholders held May 29, 2002.

     Pursuant to the Merger, Frank Brown was elected Chairman and CEO, and Paul McCormick was named President and Chief Operating Officer of the Registrant. In addition, William Davis, Edward Leonard and Gerard von Hoffman resigned as members of the board of directors of the Registrant, and Paul McCormick and Dr. Edward Diethrich, M.D. were elected to the board of directors.

     The (former) Endologix is a medical device company that designs, develops, manufactures, markets and sells minimally invasive therapies for the treatment of cardiovascular disease. Endologix’s principal product, the PowerLink System, is a catheter-based alternative treatment for abdominal aortic aneurysm, or AAA. AAA is a weakening of the wall of the aorta, the largest artery of the body. Once AAA develops, it continues to enlarge and if left untreated becomes increasingly susceptible to rupture. The overall patient mortality rate for ruptured abdominal aortic aneurysms is approximately 75%. AAA is the 13th leading cause of death in the United States today.

     The PowerLink System is a catheter and endoluminal graft, or ELG, system consisting of a self-expanding stainless steel stent cage that is covered by PTFE, a common surgical graft material. The PowerLink ELG is implanted in the abdominal aorta, gaining access through the femoral artery. Once deployed into its proper position, the blood flow is shunted away from the weakened, or aneurysmal, section of the aorta, reducing pressure and the potential for the aorta to rupture. The Registrant believes that implantation of the PowerLink System can reduce the mortality and morbidity rates associated with conventional AAA surgery. The Registrant intends to focus its development efforts on obtaining U.S. regulatory approval of the PowerLink System. The business of the former Endologix, which is now the primary business focus of the Registrant, is described more fully in the Registrant’s Proxy Statement on Schedule 14A for its special meeting of stockholders held May 29, 2002, filed with the Commission on April 26, 2002, which is incorporated herein by reference, except for the consolidated financial statements of the Registrant included on pages 74 to 101 which are not incorporated herein.

     Pursuant to the Merger, the Registrant will pay to the former holders of Endologix common stock $0.75 in cash and one share of Registrant common stock for each share of the former Endologix stock held by such holder, for an aggregate cash consideration of approximately $8.4 million and a total of approximately 11.1 million shares of the

Registrant’s common stock. In addition, the former holders may receive milestone payments of up to $0.50 payable in cash or stock for each share of the former Endologix common stock, in the event regulatory approval is received by certain dates, for an aggregate total possible milestone payment of approximately $5.6 million.

     Options for 1,024,024 shares of the former Endologix common stock accelerated and vested immediately prior to the completion of the Merger. All of these options were exercised, and the holders thereof received the same consideration for their shares of the former Endologix common stock as other holders of former Endologix common stock. The Registrant will file a registration statement with the Securities and Exchange Commission covering the resale of the shares of its common stock issued to the holders of the former Endologix common stock in the Merger.

     The Merger and acquisition of the former Endologix is described more fully in the Registrant’s Proxy Statement on Schedule 14A for its special meeting of stockholders held May 29, 2002, filed with the Commission on April 26, 2002, which is incorporated herein by reference, except for the consolidated financial statements of the Registrant included on pages 74 to 101 which are not incorporated herein.

Item 5. — Other Events

     On May 31, 2002, the Registrant amended its Certificate of Incorporation to change its name from Radiance Medical Systems, Inc. to Endologix, Inc.

Item 7. — Financial Statements and Exhibits

(a)	Financial statements of business acquired.

                The following financial statements of the former Endologix, Inc. at December 31, 2000 and 2001 have been filed with the Commission in the Registrant’s Proxy Statement for its special meeting of stockholders filed with the Commission on April 26, 2002, and are incorporated herein by reference:

1.	Balance Sheets.

2.	Statements of Operations.

3.	Statements of Stockholders’ Equity.

4.	Statements of Cash Flows.

5.	Notes to Financial Statements.

                The following financial statements of the former Endologix, Inc. at March 31, 2002 are attached hereto as Exhibit 99.2:

1.	Balance Sheets.

2.	Statements of Operations.

3.	Statements of Cash Flows.

4.	Notes to Financial Statements.

(b)	Pro Forma financial information (unaudited).

                The following unaudited pro forma financial information is attached hereto as Exhibit 99.3.

1.	Unaudited pro forma combined condensed balance sheet as of March 31, 2002.

2.	Unaudited pro forma combined condensed statement of operations for the year ended December 31, 2001.

3.	Unaudited pro forma combined condensed statement of operations for the quarter ended March 31, 2002.

4.	Notes to unaudited pro forma combined condensed financial information.

(c)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of February 8, 2002, by and among the Registrant, RMS Acquisition Corp. and Endologix, Inc., incorporated by reference to Exhibit 2.6 of the Annual Report on Form 10-K for the year ended December 31, 2001 filed by the Registrant on March 27, 2002.
3.1	Amended and Restated Certificate of Incorporation.
20.1	Press Release dated May 29, 2002.
23.1	Consent of Ernst & Young LLP with respect to the financial statements of the former Endologix, Inc.
99.1	Financial statements of the former Endologix, Inc. listed in Item 7(a) are incorporated by reference from Registrant’s Proxy Statement on Schedule 14A for its special meeting of stockholders, filed with the Commission on April 26, 2002.
99.2	Financial statements of the former Endologix, Inc. at March 31, 2002.
99.3	Pro forma financial information listed in Item 7(b) above.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

June 12, 2002	By:	/s/ David Richards

David Richards Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of February 8, 2002, by and among the Registrant, RMS Acquisition Corp. and Endologix, Inc., incorporated by reference to Exhibit 2.6 of the Annual Report on Form 10-K for the year ended December 31, 2001 filed by the Registrant on March 27, 2002.
3.1	Amended and Restated Certificate of Incorporation.
20.1	Press Release dated May 29, 2002.
23.1	Consent of Ernst & Young LLP with respect to the financial statements of the former Endologix, Inc.
99.1	Financial statements of the former Endologix, Inc. listed in Item 7(a) are incorporated by reference from Registrant’s Proxy Statement on Schedule 14A for its special meeting of stockholders, filed with the Commission on April 26, 2002.
99.2	Financial statements of the former Endologix, Inc. at March 31, 2002.
99.3	Pro forma financial information listed in Item 7(b) above.